UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 7, 2010
PS BUSINESS PARKS, INC.
(Exact name of registrant as specified in its charter)

California	1-10709	95-4300881

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California 91201-2397
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (818) 244-8080
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS
PS Business Parks, Inc. (“PSB”), through its operating partnership, PS Business Parks, L.P. (PSB and PS Business Parks, L.P. are collectively referred to as the “Company”), acquired Shady Grove Executive Center, a 350,000 square foot multi-tenant office business park located in Rockville, Maryland, for $60.0 million on March 16, 2010. The occupancy rate at closing was 73.5%. In connection with the purchase, the Company received a $1.6 million credit for committed tenant improvements and leasing commissions. On April 21, 2010, the Company acquired a portfolio of assets in Austin, Texas, aggregating 704,000 square feet of multi-tenant flex business parks for $42.9 million. The portfolio, which consists of 13 single-story buildings, adds three new business parks to the Company’s existing portfolio in Austin while expanding the Company’s presence in an existing business park. The occupancy rate at closing was 88.1%. In connection with the purchase, the Company received a $256,000 credit for committed tenant improvements.
The Company intends to operate these acquisitions as business parks. None of the Company, its affiliates, officers or directors, or any associate of any such officer or director, has any material relationship with the sellers. The purchase prices were established through arm’s length negotiations. Both acquisitions were funded with the Company’s existing cash balances.

Item 9.01	FINANCIAL STATEMENT AND EXHIBITS
In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma financial information, respectively, as set forth in the pages attached hereto.
(a)	Financial Statements of Businesses Acquired
1.	Shady Grove Executive Center — Unaudited Statement of Certain Revenue and Certain Operating Expenses for the six months ended June 30, 2010 and audited Statement of Certain Revenue and Certain Operating Expenses for the year ended December 31, 2009.

2.	Austin Portfolio — Unaudited Statement of Certain Revenue and Certain Operating Expenses for the six months ended June 30, 2010 and audited Statement of Certain Revenue and Certain Operating Expenses for the year ended December 31, 2009.
In the decision to acquire each of the acquisitions, the Company considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy levels.
The Company has reviewed the expenses of each of the acquisitions, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance.
(b)	Pro Forma Financial Information
1.	PSB Unaudited Pro Forma Consolidated Statements of Income for the six months ended June 30, 2010 and the year ended December 31, 2009.
(c)	Exhibits
23.	Consent of Independent Auditors

REPORT OF INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of
PS Business Parks, Inc.
We have audited the accompanying statement of certain revenue and certain operating expenses (as defined in Note 1) of the Shady Grove Executive Center (the “Property”), for the year ended December 31, 2009. The statement of certain revenue and certain operating expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of certain revenue and certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of certain revenue and certain operating expenses of the Property were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K of PS Business Parks, Inc. as described in Note 1, and are not intended to be a complete presentation of the revenue and expenses of the Property.
In our opinion, the statement of certain revenue and certain operating expenses referred to above presents fairly, in all material respects, the certain revenue and certain operating expenses, as defined above of the Shady Grove Executive Center for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Los Angeles, California
October 7, 2010

SHADY GROVE EXECUTIVE CENTER
Statements of Certain Revenue and Certain Operating Expenses
(In thousands)

	Six months ended	Year ended
	June 30, 2010	December 31, 2009
	(Unaudited)
Certain revenue	$4,107	$8,206
Certain operating expenses	1,357	2,448

Certain revenue in excess of certain operating expenses	$2,750	$5,758

See accompanying notes.

SHADY GROVE EXECUTIVE CENTER
Notes to Statements of Certain Revenue and Certain Operating Expenses
1.	Background and Basis for Presentation

The accompanying statements of certain revenue and certain operating expenses consist of the accounts of the Shady Grove Executive Center (the “Property”) located in Rockville, Maryland, and acquired by PS Business Parks, Inc. (“PSB”), through its operating partnership, PS Business Parks, L.P. (PSB and PS Business Parks, L.P. are collectively referred to as the “Company”), on March 16, 2010 for $60.0 million. In connection with the purchase, the Company received a $1.6 million credit for committed tenant improvements and leasing commissions. The statements have been prepared in order to comply with Rule 3-14 of Regulation S-X, “Special instructions for real estate operations to be acquired” and are prepared on an accrual basis of accounting.

The statements of certain revenue and certain operating expenses include only the accounts and activities of the Property. Items that are not comparable to the future operations of the Property have been excluded. Such items include depreciation, amortization of above-market and below-market leases values, payroll expenses, management fees and interest expense.

The Company has evaluated subsequent events through October 7, 2010, the date of issuance of these statements.

2.	Summary of Significant Accounting Policies

Revenue Recognition

The Property leases space to tenants for which they charge minimum rents and receive reimbursement for certain operating expenses. The leases are accounted for as operating leases and are non-cancelable with varying terms and expiration dates. Rental income is recognized on a straight-line basis over the terms of the leases. Straight-line rental income of $300,000 and $494,000 was recognized for the six months ended June 30, 2010 and for the year ended December 31, 2009, respectively. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

Certain Operating Expenses

Certain operating expenses include costs paid or incurred by the owners for maintaining, operating and repairing the operating properties. This includes, among others, utilities, repairs and maintenance and real estate taxes.

Use of Estimates

The preparation of the statements of certain revenue and certain operating expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of certain revenue and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

Interim Statements

The interim financial data for the six months ended June 30, 2010 is unaudited; however, in the opinion of the management of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the interim period presented are not necessarily indicative of the results for the full year.

3.	Leasing Arrangements
All leases are classified as operating leases and expire at various dates through 2020. The following is a schedule of future minimum rent revenues on non-cancelable operating leases in effect as of June 30, 2010 (in thousands, unaudited):

July 1, 2010 through December 31, 2010	$3,570
2011	6,814
2012	6,279
2013	5,918
2014	2,228
Thereafter	10,960

Total	$35,769

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.
4.	Tenant Concentrations

For the six months ended June 30, 2010 (unaudited) and the year ended December 31, 2009, two tenants represented approximately 63% of the Property’s total revenue.

5.	Commitments and Contingencies

The Property currently is neither subject to any material litigation nor, to management’s knowledge, is any material litigation currently threatened against the Property other than routine litigation and administrative proceedings arising in the ordinary course of business.

REPORT OF INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of
PS Business Parks, Inc.
We have audited the accompanying statement of certain revenue and certain operating expenses (as defined in Note 1) of the Austin Portfolio (the “Property”), for the year ended December 31, 2009. The statement of certain revenue and certain operating expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of certain revenue and certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of certain revenue and certain operating expenses of the Property were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K of PS Business Parks, Inc. as described in Note 1, and are not intended to be a complete presentation of the revenue and expenses of the Property.
In our opinion, the statement of certain revenue and certain operating expenses referred to above presents fairly, in all material respects, the certain revenue and certain operating expenses, as defined above of the Austin Portfolio for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Los Angeles, California
October 7, 2010

AUSTIN PORTFOLIO
Statements of Certain Revenue and Certain Operating Expenses
(In thousands)

	Six months ended	Year ended
	June 30, 2010	December 31, 2009
	(Unaudited)
Certain revenue	$3,918	$7,289
Certain operating expenses	1,167	2,416

Certain revenue in excess of certain operating expenses	$2,751	$4,873

See accompanying notes.

AUSTIN PORTFOLIO
Notes to Statements of Certain Revenue and Certain Operating Expenses
1. Background and Basis for Presentation
The accompanying statements of certain revenue and certain operating expenses consist of the accounts of the Austin Portfolio (the “Property”) located in Austin, Texas, and acquired by PS Business Parks, Inc. (“PSB”), through its operating partnership, PS Business Parks, L.P. (PSB and PS Business Parks, L.P. are collectively referred to as the “Company”), on April 21, 2010 for $42.9 million. In connection with the purchase, the Company received a $256,000 credit for committed tenant improvements. The statements have been prepared in order to comply with Rule 3-14 of Regulation S-X, “Special instructions for real estate operations to be acquired” and are prepared on an accrual basis of accounting.
The statements of certain revenue and certain operating expenses include only the accounts and activities of the Property. Items that are not comparable to the future operations of the Property have been excluded. Such items include depreciation, amortization of above-market and below-market leases values, payroll expenses, management fees and interest expense.
The Company has evaluated subsequent events through October 7, 2010, the date of issuance of these statements.
2. Summary of Significant Accounting Policies
Revenue Recognition
The Property leases space to tenants for which they charge minimum rents and receive reimbursement for certain operating expenses. The leases are accounted for as operating leases and are non-cancelable with varying terms and expiration dates. Rental income is recognized on a straight-line basis over the terms of the leases. Straight-line rental income of $141,000 and $224,000 was recognized for the six months ended June 30, 2010 and for the year ended December 31, 2009, respectively. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.
Certain Operating Expenses
Certain operating expenses include costs paid or incurred by the owners for maintaining, operating and repairing the operating properties. This includes, among others, utilities, repairs and maintenance and real estate taxes.
Use of Estimates
The preparation of the statements of certain revenue and certain operating expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of certain revenue and certain operating expenses and accompanying notes. Actual results could differ from those estimates.
Interim Statements
The interim financial data for the six months ended June 30, 2010 is unaudited; however, in the opinion of the management of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the interim period presented are not necessarily indicative of the results for the full year.

3.	Leasing Arrangements
All leases are classified as operating leases and expire at various dates through 2017. The following is a schedule of future minimum rent revenues on non-cancelable operating leases in effect as of June 30, 2010 (in thousands, unaudited):

July 1, 2010 through December 31, 2010	$2,806
2011	5,458
2012	4,989
2013	4,435
2014	3,337
Thereafter	1,170

Total	$22,195

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.
4.	Tenant Concentrations
For the six months ended June 30, 2010 (unaudited) and the year ended December 31, 2009, two tenants represented approximately 38% of the Property’s total revenue.
5.	Commitments and Contingencies
The Property currently is neither subject to any material litigation nor, to management’s knowledge, is any material litigation currently threatened against the Property other than routine litigation and administrative proceedings arising in the ordinary course of business.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
The following unaudited pro forma consolidated financial statements were prepared to reflect the acquisition of real estate facilities by PS Business Parks, Inc. (“PSB”), through its operating partnership, PS Business Parks, L.P. (PSB and PS Business Parks, L.P. are collectively referred to as the “Company”).
The Company acquired Shady Grove Executive Center, a 350,000 square foot multi-tenant office business park located in Rockville, Maryland, for $60.0 million on March 16, 2010. In connection with the purchase, the Company received a $1.6 million credit for committed tenant improvements and leasing commissions. On April 21, 2010, the Company acquired a portfolio of assets in Austin, Texas, aggregating 704,000 square feet of multi-tenant flex business parks for $42.9 million. The portfolio, which consists of 13 single-story buildings, adds three new business parks to the Company’s existing portfolio in Austin while expanding the Company’s presence in an existing business park. In connection with the purchase, the Company received a $256,000 credit for committed tenant improvements. The Company is not affiliated with the sellers and the purchase prices were established through arm’s length negotiations. Both acquisitions were funded with the Company’s existing cash balances.
A pro forma consolidated balance sheet at June 30, 2010 has not been included since our historical balance sheet at June 30, 2010 gives effect to the acquisitions of the Shady Grove Executive Center and the Austin Portfolio.
The pro forma consolidated statements of income for the six months ended June 30, 2010 and the year ended December 31, 2009 have been prepared assuming the acquisitions of the Shady Grove Executive Center and Austin Portfolio occurred as of January 1, 2009. The results of operations are based on historical operating results.
The pro forma adjustments are based upon available information and upon certain assumptions as set forth in the notes to the pro forma consolidated financial statements that the Company believes are reasonable in the circumstances. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the historical financial statements of the Company and other documents filed with the Securities and Exchange Commission (such as Form 8-K’s which reference property acquisitions) from time to time. The following pro forma consolidated financial statements do not purport to represent what the Company’s results of operations would actually have been if the transaction had in fact occurred on the dates or at the beginning of the periods indicated or to project the Company’s results of operations for any future date or period.

PS BUSINESS PARKS, INC.
Unaudited Pro Forma Consolidated Statement of Income
For the Six Months Ended June 30, 2010
(In thousands, except per share data)

		Property
		Acquisitions
	Historical	(Note 1)	Pro Forma
Revenues:
Rental income	$137,010	$4,020	$141,030
Facility management fees	336	—	336

Total operating revenues	137,346	4,020	141,366

Expenses:
Cost of operations	44,686	1,323	46,009
Depreciation and amortization	36,856	1,692	38,548
General and administrative	5,149	—	5,149

Total operating expenses	86,691	3,015	89,706

Other income and expenses:
Interest and other income	200	—	200
Interest expense	(1,711)	—	(1,711)

Total other income and expenses	(1,511)	—	(1,511)

Income from continuing operations	49,144	1,005	50,149

Discontinued operations:
Income from discontinued operations	34	—	34
Gain on sale of land and real estate facility	5,153	—	5,153

Total discontinued operations	5,187	—	5,187

Net income	$54,331	$1,005	$55,336

Net income allocation:
Net income allocable to noncontrolling interests:
Noncontrolling interests — common units	$6,261	$231	$6,492
Noncontrolling interests — preferred units	3,134	—	3,134

Total net income allocable to noncontrolling interests	9,395	231	9,626

Net income allocable to PS Business Parks, Inc.:
Common shareholders	20,974	773	21,747
Preferred shareholders	23,878	—	23,878
Restricted stock unit holders	84	1	85

Total net income allocable to PS Business Parks, Inc.	44,936	774	45,710

	$54,331	$1,005	$55,336

Net income per common share — basic:
Continuing operations	$0.69		$0.73
Discontinued operations	$0.16		$0.16
Net income	$0.86		$0.89

Net income per common share — diluted:
Continuing operations	$0.69		$0.72
Discontinued operations	$0.16		$0.16
Net income	$0.85		$0.88

Weighted average common shares outstanding:
Basic	24,469		24,469

Diluted	24,611		24,611

See accompanying notes to pro forma consolidated statements of income.

PS BUSINESS PARKS, INC.
Unaudited Pro Forma Consolidated Statement Of Income
For the Year Ended December 31, 2009
(In thousands, except per share data)

		Property
		Acquisitions
	Historical	(Note 1)	Pro Forma
Revenues:
Rental income	$270,957	$14,793	$285,750
Facility management fees	698	—	698

Total operating revenues	271,655	14,793	286,448

Expenses:
Cost of operations	85,912	4,864	90,776
Depreciation and amortization	84,504	5,722	90,226
General and administrative	6,202	—	6,202

Total operating expenses	176,618	10,586	187,204

Other income and expenses:
Interest and other income	536	—	536
Interest expense	(3,552)	—	(3,552)

Total other income and expenses	(3,016)	—	(3,016)

Income from continuing operations	92,021	4,207	96,228

Discontinued operations:
Income from discontinued operations	830	—	830
Gain on sale of land and real estate facility	1,488	—	1,488

Total discontinued operations	2,318	—	2,318

Net income	$94,339	$4,207	$98,546

Net income allocation:
Net income allocable to noncontrolling interests:
Noncontrolling interests — common units	$19,730	$1,044	$20,774
Noncontrolling interests — preferred units	(2,569)	—	(2,569)

Total net income allocable to noncontrolling interests	17,161	1,044	18,205

Net income allocable to PS Business Parks, Inc.:
Common shareholders	59,413	3,145	62,558
Preferred shareholders	17,440	—	17,440
Restricted stock unit holders	325	18	343

Total net income allocable to PS Business Parks, Inc.	77,178	3,163	80,341

	$94,339	$4,207	$98,546

Net income per common share — basic:
Continuing operations	$2.62		$2.77
Discontinued operations	$0.08		$0.08
Net income	$2.70		$2.84

Net income per common share — diluted:
Continuing operations	$2.61		$2.75
Discontinued operations	$0.08		$0.08
Net income	$2.68		$2.83

Weighted average common shares outstanding:
Basic	21,998		21,998

Diluted	22,128		22,128

See accompanying notes to pro forma consolidated statements of income.

PS BUSINESS PARKS, INC.
Notes To Pro Forma Consolidated Statements Of Income
For the six months ended June 30, 2010 and the year ended December 31, 2009
(Unaudited)
1.	Property Acquisition
The following pro forma adjustments have been made to reflect the operations of the newly acquired property as if such property had been owned and operated by the Company throughout the entire periods presented:

	For The Six Months	For The Year Ended
	Ended June 30, 2010	December 31, 2009
	(In thousands)
• A pro forma adjustment has been made to reflect the additional rental income as if the acquired property was owned by the Company for the periods presented	$4,005	$14,777

Straight-line rent adjustment	221	718

Rental income has been adjusted to reflect net amortization of intangible assets and liabilities resulting from the above-market and below-market lease values. The amount will be amortized over the remaining lease term	(206)	(702)

	$4,020	$14,793

• A pro forma adjustment has been made to reflect the additional cost of operations as if the acquired property was owned by the Company for the periods presented	$1,323	$4,864

• A pro forma adjustment has been made to reflect the incremental depreciation expense of the acquired property as if the property was owned by the Company for the periods presented. The estimated useful lives used were 30 years for buildings and 5 years for tenant improvements	$1,692	$5,722

• Net income allocable to noncontrolling interests — common units has been adjusted based upon its pro rata ownership interest in the pro forma adjustments above	$231	$1,044

• Net income allocable to common shareholders has been adjusted based upon its pro rata ownership interest in the pro forma adjustments above	$773	$3,145

• Net income allocable to restricted stock unit holders has been adjusted based upon its pro rata ownership interest in the pro forma adjustments above	$1	$18

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 7, 2010 PS BUSINESS PARKS, INC.
BY:	/s/ Edward A. Stokx
Edward A. Stokx
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit
23	Consent of Independent Registered Public Accounting Firm